UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

May 17, 2012
Date of Report (Date of earliest event reported)

Colonial Commercial Corp.
(Exact name of Registrant as Specified in Charter)

NEW YORK	1-6663	11-2037182
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

275 WAGARAW ROAD, HAWTHORNE, NEW JERSEY	07506
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code: 973-427-8224

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 17, 2012, Keybank National Association, the Company’s bank lender (“KeyBank”), loaned to the Company $500,000 in additional funds. The loan is repayable on August 11, 2012 with interest accruing at the rate provided in the Company’s Credit Agreement with KeyBank. On May 16, 2012, the Company repaid with interest a $350,000 loan that Goldman Associates of New York, Inc. (“Goldman Associates”) had made to the Company on March 1, 2012, and on May 17, 2012 Goldman Associates loaned to the Company $500,000 repayable on August 12, 2012 with interest accruing at 4% per annum. In connection with these transactions, the Company entered into a First Amendment to its Credit Agreement with KeyBank, and executed a promissory note to Goldman Associates. Michael Goldman is the president and majority shareholder of Goldman Associates and is the Chairman of the Board of the Company.

References in this report to the First Amendment and the promissory note are qualified in their entirety by the full text of the First Amendment and the promissory note, copies of which are attached as exhibits to this report. The exhibits are incorporated into this Item 1.01 by reference.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The information set forth in Item 1.01 is incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description

10.01
Credit and Security Agreement dated October 18, 2011 by and among Colonial Commercial Corp., Universal Supply Group, Inc., The RAL Supply Group, Inc. S&A Supply, Inc. and KeyBank National Association (“Credit and Security Agreement”), incorporated herein by reference from Exhibit 10.01 to the Company's Form 8-K filed on October 19, 2011.

10.02	First Amendment to the Credit Security Agreement, filed herewith.

10.03	Promissory Note dated May 17, 2012 between Colonial Commercial Corp. and Goldman Associates of New York, Inc., filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLONIAL COMMERCIAL CORP.
(Registrant)

Date: May 23, 2012	/s/ William Salek
William Salek
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

10.01
Credit and Security Agreement dated October 18, 2011 by and among Colonial Commercial Corp., Universal Supply Group, Inc., The RAL Supply Group, Inc. S&A Supply, Inc. and KeyBank National Association (“Credit and Security Agreement”), incorporated herein by reference from Exhibit 10.01 to the Company's Form 8-K filed on October 19, 2011.

10.02	First Amendment to the Credit Security Agreement, filed herewith.

10.03	Promissory Note dated May 17, 2012 between Colonial Commercial Corp. and Goldman Associates of New York, Inc., filed herewith.